UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 1, 2012

Corning Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

New York	1-3247	16-0393470
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Riverfront Plaza, Corning, New York		14831
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	607-974-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At its February 1, 2012 meeting and effective on that day, the Corning Incorporated Board of Directors amended the Company's By-Laws to provide for majority voting by shareholders to elect directors in uncontested elections. In a contested election (where there are more nominees for election than Board positions to be filled), a director nominee receiving a plurality of votes cast would be elected. The Company's By-Laws previously had plurality voting in both contested and in uncontested director elections as part of Article II, section 2.9. The Company had a prior director resignation policy related to majority voting in its Corporate Governance Guidelines. The Company's director resignation policy now is included in its By-Laws as new section 3.12 of Article III as part of the February 1, 2012 amendments.

The February 1, 2012 amendments to the By-Laws include:

1. Article II, section 2.9 -- Deletes reference to plurality voting for directors in uncontested elections.

2. Article III, section 3.1(c) -- Revised to provide that directors are elected by affirmative vote of a majority of votes cast by shareholders, except in contested elections. In contested elections, directors are elected by a plurality of votes cast by shareholders at such election. An election is contested if there are more nominees than positions on the Board of Directors to be filled by election at the meeting.

3. Article III, sections 3.12(a) and 3.12(b) -- Revised to insert a section on resignations by directors, section on process for tendering of resignations by directors who do not receive the affirmative vote of a majority of votes cast in an uncontested election, process to be followed by Board of Directors and Nominating and Corporate Governance Committee after such a tendered resignation, as well as timing and process for the decision by the Board of Directors to be publicly disclosed.

4. Designation and numbering of certain sections has been revised.

The By-Laws as amended to and effective as of February 1, 2012, are attached hereto as Exhibit 3(ii)1; and the previous By-Laws that were effective as of April 29, 2010 are attached hereto as Exhibit 3(ii)2. The foregoing description of the By-Laws does not purport to be complete and is qualified in its entirety by reference to the By-Laws attached hereto as Exhibit 3(ii)1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corning Incorporated

February 2, 2012	By:	/s/ Denise A. Hauselt

Name: Denise A. Hauselt
Title: Vice President, Secretary, and Assistant General Counsel

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Exhibit Index

Exhibit No.	Description

3.(ii)1	February 1, 2012 By-Laws
3.(ii)2	April 29, 2010 By-Laws